Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271 laura.graves@polycom.com

Press Contact:	Shawn Dainas
Polycom, Inc.
1.408.586.3768 shawn.dainas@polycom.com

Polycom Announces Revenues of $336 Million for Third Quarter 2013

•    Americas revenues grow 4 percent year-over-year

•    UC Personal Devices revenues grow 24 percent year-over-year

•    $400 million return of capital program initiated

SAN JOSE, Calif. – October 23, 2013 – Polycom, Inc. (Nasdaq: PLCM), the global leader in open, standards-based unified communication and collaboration (UC&C), today reported financial results for the third quarter ended September 30, 2013. Polycom reported third quarter 2013 net revenues of $336 million, non-GAAP net income of $19 million and non-GAAP earnings per diluted share of 11 cents. GAAP net income for the third quarter was a loss of $24 million, or 14 cents per share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“Polycom’s financial performance in Q3 was on target with our expectations, driven by our U.S. Enterprise and voice related businesses, partially offset by a more challenging quarter in Asia Pacific,” stated Kevin Parker, Polycom’s Chairman and interim Chief Executive Officer. “We continue to prioritize those areas of the business that maximize growth, while also pursuing opportunities to reduce expenses and drive expanded profitability.”

“Our third quarter results demonstrate the diversity of our revenue base, including growth from voice and services,” continued Eric Brown, Polycom Chief Operating Officer and Chief Financial Officer. “We announced a new $400 million return of capital program, including a Term Loan A financing and a tender offer for our shares, and closed the quarter with trailing 12 month operating cash flow of $183 million.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q3 2013	Q2 2013	Q3 2012
Revenues	$336.5	$345.2	$335.4
Non-GAAP Net Income	$19.3	$25.9	$17.2
Non-GAAP EPS	$0.11	$0.15	$0.10
GAAP Net Income (Loss)	$(24.0)	$5.3	$(14.8)
GAAP EPS	$(0.14)	$0.03	$(0.08)

On a geographic basis, consolidated net revenues were comprised of:

($ in millions)	Q3 2013	Q2 2013	Q3 2012	Sequential Change	Year-Over- Year Change
Americas	$177.3	$175.6	$171.0	1%	4%
% of revenues	53%	51%	51%
Europe, Middle East & Africa (EMEA)	80.0	79.7	78.6	0%	2%
% of revenues	24%	23%	23%
Asia Pacific	79.2	89.9	85.9	-12%	-8%
% of revenues	23%	26%	26%

Totals *	$336.5	$345.2	$335.4	-3%	0%

*	may not foot due to rounding

By product line, inclusive of its service component, consolidated net revenues were comprised of:

($ in millions)	Q3 2013	Q2 2013	Q3 2012	Sequential Change	Year-Over- Year Change
UC Group Systems	$221.4	$233.0	$225.8	-5%	-2%
% of revenues	66%	67%	67%
UC Personal Devices	56.9	50.8	45.7	12%	24%
% of revenues	17%	15%	14%
UC Platform	58.2	61.4	63.9	-5%	-9%
% of revenues	17%	18%	19%

Totals *	$336.5	$345.2	$335.4	-3%	0%

*	may not foot due to rounding

In Q3 2013, Polycom generated a total of $36 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $183 million. Cash and investments at the end of Q3 2013 totaled $954 million following the close of the $250 million Term Loan A facility. Deferred revenue was $260 million. Polycom repurchased $18 million of common stock in Q3 2013. As of September 30, 2013, Polycom has $400 million remaining in share repurchase authorization, inclusive of the $250 million Tender Offer launched on September 13, 2013, which will expire on October 30, 2013, unless extended.

Earnings Call Details

Polycom will hold a conference call today, October 23, 2013, at 4:30 p.m. EST/1:30 p.m. PST to discuss its third quarter 2013 financial results. Kevin Parker, Chairman and interim CEO, and Eric Brown, Chief Operating Officer and Chief Financial Officer, will host the call. You may participate by viewing the webcast at www.polycom.com/investors or, for callers in the U.S. and Canada, you may participate by calling 1.800.741.5804 and for callers outside of the U.S. and Canada, by calling 1.212.231.2912. The pass code for the call is “Polycom.” A replay of the call will also be available at www.polycom.com or, for callers in the U.S. and Canada, at 1.800.633.8284 and, for callers outside of the U.S. and Canada, at 1.402.977.9140. The access number for the replay is 21675843. A replay of the call will be available on www.polycom.com for at least three months.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future growth, expense reduction and expanded profitability. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and differing uses of capital; changes in key personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains, and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

About Polycom

Polycom is the global leader in open, standards-based unified communications and collaboration (UC&C) solutions for voice and video collaboration, trusted by more than 415,000 customers around the world. Polycom solutions are powered by the Polycom® RealPresence® Platform, comprehensive software infrastructure and rich APIs that interoperate with the broadest set of communication, business, mobile and cloud applications and devices to deliver secure face-to-face video collaboration in any environment. Polycom and its ecosystem of over 7,000 partners provide truly unified communications solutions that deliver the best user experience, highest multi-vendor interoperability, and lowest TCO. Visit www.polycom.com or connect with us on Twitter, Facebook, and LinkedIn to learn how we’re pushing the greatness of human collaboration forward.

© 2013 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Revenues:
Product revenues	$242,515	$247,058	$740,066	$780,611
Service revenues	93,946	88,334	280,381	258,991

Total revenues	336,461	335,392	1,020,447	1,039,602

Cost of revenues:
Cost of product revenues	102,830	102,235	309,994	316,863
Cost of service revenues	38,587	36,799	114,714	106,123

Total cost of revenues	141,417	139,034	424,708	422,986

Gross profit	195,044	196,358	595,739	616,616

Operating expenses:
Sales and marketing	107,292	117,853	325,663	348,041
Research and development	54,220	53,997	164,782	153,425
General and administrative	28,468	27,376	76,461	72,375
Amortization of purchased intangibles	2,487	2,512	7,535	7,318
Restructuring costs	24,887	6,171	34,639	21,829
Acquisition-related expenses	39	6,334	3,411	11,793

Total operating expenses	217,393	214,243	612,491	614,781

Operating income (loss)	(22,349)	(17,885)	(16,752)	1,835
Interest expense	(850)	(287)	(1,736)	(470)
Interest income and other income (expense)	(784)	57	(1,041)	(2,540)

Interest and other income (expense), net	(1,634)	(230)	(2,777)	(3,010)
Loss from continuing operations before provision for income taxes	(23,983)	(18,115)	(19,529)	(1,175)
Provision for (benefit from) income taxes	(5)	(2,709)	(2,963)	105

Loss from continuing operations	(23,978)	(15,406)	(16,566)	(1,280)
Income from operations of discontinued operations, net of taxes	—	645	—	7,710
Gain from sale of discontinued operations, net of taxes	—	—	459	—

Net income (loss)	$(23,978)	$(14,761)	$(16,107)	$6,430

Basic and diluted net income (loss) per share:
Loss per share from continuing operations	$(0.14)	$(0.09)	$(0.10)	$(0.01)
Income per share from discontinued operations, net of taxes	$—	$—	$—	$0.04
Gain per share from sale of discontinued operations, net of taxes	$—	$—	$—	$—

Basic net income (loss) per share	$(0.14)	$(0.08)	$(0.09)	$0.04

Number of shares used in computation of net income (loss) per share:
Basic and diluted	170,310	176,847	172,644	177,331

Note:

Earnings per share amounts for continuing operations, discontinued operations and net income, as presented above, are calculated individually and may not sum due to rounding differences.

As a result of the net loss from continuing operations for all periods presented, all potentially issuable common shares have been excluded from the diluted shares used in the computation of earnings per share as their effect is anti-dilutive.

The tax provision and net income for the three and nine months ended September 30, 2012 have been revised from previously issued financial statements to correct an error. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
GAAP net income (loss)	$(23,978)	$(14,761)	$(16,107)	$6,430
Income from discontinued operations, net of taxes	—	(645)	—	(7,710)
Gain from sale of discontinued operations, net of taxes	—	—	(459)	—
Amortization of purchased intangibles	3,735	4,421	11,279	13,044
Restructuring costs	24,887	6,171	34,639	21,829
Acquisition-related expenses	39	6,334	3,411	11,793
Stock-based compensation expense	17,202	24,823	53,300	65,071
Effect of stock-based compensation on warranty rates	120	169	421	541
Severance costs associated with CFO retirement	—	—	—	929
Legal costs associated with the indemnification of a former officer	—	121	—	236
Costs associated with CEO separation and related SEC investigation	2,107	—	2,107	—
Income tax effect of non-GAAP exclusions	(4,826)	(9,396)	(20,088)	(21,038)

Non-GAAP net income	$19,286	$17,237	$68,503	$91,125

GAAP earnings per share
Basic and diluted	$(0.14)	$(0.08)	$(0.09)	$0.04

Non-GAAP earnings per share
Basic	$0.11	$0.10	$0.40	$0.51

Diluted	$0.11	$0.10	$0.39	$0.51

Number of shares used in computation of GAAP earnings per share:
Basic and diluted	170,310	176,847	172,644	177,331
Number of shares used in computation of non-GAAP earnings per share:
Basic	170,310	176,847	172,644	177,331
Diluted	173,992	178,292	176,241	179,276

Note: As a result of the GAAP net loss from continuing operations for all periods presented, all potentially issuable common shares have been excluded from the diluted shares used in the computation of GAAP earnings per share as their effect is anti-dilutive

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$712,694	$477,073
Short-term investments	161,339	197,196
Trade receivables, net	175,223	194,654
Inventories	107,681	99,960
Deferred taxes	48,562	48,916
Prepaid expenses and other current assets	66,861	52,539

Total current assets	1,272,360	1,070,338
Property and equipment, net	122,379	133,319
Long-term investments	79,776	50,333
Goodwill and purchased intangibles	605,411	608,802
Deferred taxes	26,702	28,406
Other assets	28,864	21,238

Total assets	$2,135,492	$1,912,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$91,136	$89,983
Accrued payroll and related liabilities	33,878	39,469
Taxes payable	4,880	4,736
Deferred revenue	172,056	158,482
Current portion of long term debt	6,250	—
Other accrued liabilities	71,592	63,018

Total current liabilities	379,792	355,688
Non-current liabilities
Deferred revenue	88,112	91,061
Long term debt	243,750	—
Taxes payable	14,926	15,598
Deferred taxes	229	236
Other non-current liabilities	34,381	22,079

Total liabilities	761,190	484,662
Stockholders’ equity	1,374,302	1,427,774

Total liabilities and stockholders’ equity	$2,135,492	$1,912,436

The tax provision and net income for the year ended December 31, 2012 have been revised from previously issued financial statements to correct an error. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2013	September 30, 2012
Cash flows from operating activities:
Net income (loss)	$(16,107)	$6,430
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of tax	(459)	—
Depreciation and amortization	49,654	45,592
Amortization of purchased intangibles	11,335	15,878
Amortization of debt issue costs	52	—
Write-down of excess and obsolete inventories	5,625	5,297
Provision for doubtful accounts	—	800
Stock-based compensation expense	53,300	66,256
Excess tax benefits from stock-based compensation	(780)	(9,587)
Loss on disposals of property and equipment	3,658	3,502
Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	21,857	20,435
Inventories	(13,346)	(13,858)
Deferred taxes	2,058	(12,947)
Prepaid expenses and other assets	(18,915)	4,188
Accounts payable	(1,118)	(31,552)
Taxes payable	(4,006)	1,032
Other accrued liabilities	24,661	19,958

Net cash provided by operating activities	117,469	121,424

Cash flows from investing activities:
Purchases of property and equipment	(41,793)	(51,979)
Purchases of investments	(200,945)	(212,377)
Proceeds from sale of investments	21,802	37,794
Proceeds from maturities of investments	185,634	178,162
Net cash received from sale of discontinued operations	556	—
Net cash paid in purchase acquisitions	(7,974)	(4,583)

Net cash used in investing activities	(42,720)	(52,983)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	23,326	24,362
Proceeds from debt, net of debt issue costs	247,582	—
Repurchase of common stock	(110,816)	(62,073)
Excess tax benefits from stock-based compensation	780	9,587

Net cash provided by (used in) financing activities	160,872	(28,124)

Net increase in cash and cash equivalents	235,621	40,317
Cash and cash equivalents, beginning of period	477,073	375,441

Cash and cash equivalents, end of period	$712,694	$415,758

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	September 30, 2013	June 30, 2013	September 30, 2012
Balance Sheet Highlights
Cash and investments	$954	$694	$629
Number of shares outstanding	170	170	175
Cash and investments per share	$5.60	$4.08	$3.59
Debt	$250.00	$—	$—
Operating cash flow - quarterly	$36	$32	$48
Operating cash flow - trailing 12 months	$183	$195	$243
DSO (Days Sales Outstanding)	47	54	51
Inventory turns - GAAP	5.3	5.7	5.4
Inventory turns - non-GAAP	5.1	5.6	5.2
Deferred revenues	$260	$259	$249
Share repurchases:
Quarter-to-date share repurchases - shares	1.7	4.7	2.9
Quarter-to-date share repurchases - dollars	$18	$50	$30
Year-to-date share repurchases - shares	9.8	8.1	4.7
Year-to-date share repurchases - dollars	$102	$84	$50
Remaining authorization for share repurchases (1)	$400	$89	$28
Ending headcount	3,789	3,844	3,733

	For the three months ended
	September 30, 2013	June 30, 2013	September 30, 2012
Income Statement Highlights
GAAP:
Revenues	$336	$345	$335
Gross margin	58.0%	58.4%	58.5%
Operating expenses	$217	$196	$214
Operating margin	-6.6%	1.8%	-5.3%
Diluted EPS	$(0.14)	$0.03	$(0.08)
Non-GAAP:
Revenues	$336	$345	$335
Gross margin	59.0%	59.5%	60.0%
Operating expenses	$173	$173	$177
Operating margin	7.7%	9.5%	7.2%
Diluted EPS	$0.11	$0.15	$0.10

(1)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time. On September 11, 2013, Polycom’s Board of Directors authorized the repurchase of $400 million though a $250 million modified Dutch Auction self-tender offer and subsequent open market purchases of privately negotiated transactions. The program is expected to be funded by $150 million in cash and a $250 million term loan.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
GAAP cost of revenues used in inventory turns	$141,417	$139,034	$424,708	$422,986
Stock-based compensation expense	(2,165)	(2,889)	(6,852)	(7,672)
Effect of stock-based compensation on warranty rates	(120)	(169)	(421)	(541)
Amortization of purchased intangibles	(1,248)	(1,909)	(3,744)	(5,726)

Non-GAAP cost of revenues used in inventory turns	$137,884	$134,067	$413,691	$409,047

GAAP gross profit	$195,044	$196,358	$595,739	$616,616
Stock-based compensation expense	2,165	2,889	6,852	7,672
Effect of stock-based compensation on warranty rates	120	169	421	541
Amortization of purchased intangibles	1,248	1,909	3,744	5,726

Non-GAAP gross profit	$198,577	$201,325	$606,756	$630,555

Non-GAAP gross margin	59.0%	60.0%	59.5%	60.7%
GAAP sales and marketing expense	$107,292	$117,853	$325,663	$348,041
Stock-based compensation expense	(5,889)	(9,765)	(19,742)	(27,069)

Non-GAAP sales and marketing expense	$101,403	$108,088	$305,921	$320,972

Non-GAAP sales and marketing expense as percent of revenues	30.1%	32.2%	30.0%	30.9%
GAAP research and development expense	$54,220	$53,997	$164,782	$153,425
Stock-based compensation expense	(3,669)	(5,409)	(12,578)	(14,808)

Non-GAAP research and development expense	$50,551	$48,588	$152,204	$138,617

Non-GAAP research and development expense as percent of revenues	15.0%	14.5%	14.9%	13.3%
GAAP general and administrative expense	$28,468	$27,376	$76,461	$72,375
Stock-based compensation expense	(5,479)	(6,760)	(14,128)	(15,522)
Severance costs associated with CFO retirement	—	—	—	(929)
Legal costs associated with the indemnification of a former officer	—	(121)	—	(236)
Costs associated with CEO separation and related SEC investigation	(2,107)	—	(2,107)	—

Non-GAAP general and administrative expense	$20,882	$20,495	$60,226	$55,688

Non-GAAP general and administrative expense as percent of revenues	6.2%	6.1%	5.9%	5.4%
GAAP total operating expenses	$217,393	$214,243	$612,491	$614,781
Stock-based compensation expense	(15,037)	(21,934)	(46,448)	(57,399)
Amortization of purchased intangibles	(2,487)	(2,512)	(7,535)	(7,318)
Restructuring costs	(24,887)	(6,171)	(34,639)	(21,829)
Acquisition-related expenses	(39)	(6,334)	(3,411)	(11,793)
Severance costs associated with CFO retirement	—	—	—	(929)
Legal costs associated with the indemnification of a former officer	—	(121)	—	(236)
Costs associated with CEO separation and related SEC investigation	(2,107)	—	(2,107)	—

Non-GAAP total operating expenses	$172,836	$177,171	$518,351	$515,277

Non-GAAP total operating expenses as percent of revenues	51.4%	52.8%	50.8%	49.6%
GAAP operating income (loss)	$(22,349)	$(17,885)	$(16,752)	$1,835
Stock-based compensation expense	17,202	24,823	53,300	65,071
Effect of stock-based compensation on warranty rates	120	169	421	541
Amortization of purchased intangibles	3,735	4,421	11,279	13,044
Restructuring costs	24,887	6,171	34,639	21,829
Acquisition-related expenses	39	6,334	3,411	11,793
Severance costs associated with CFO retirement	—	—	—	929
Legal costs associated with the indemnification of a former officer	—	121	—	236
Costs associated with CEO separation and related SEC investigation	2,107	—	2,107	—

Non-GAAP operating income	$25,741	$24,154	$88,405	$115,278

Non-GAAP operating margin	7.7%	7.2%	8.7%	11.1%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Cost of sales - product	$686	$969	$2,252	$2,720
Cost of sales - service	1,479	1,920	4,600	4,952

Stock-based compensation expense in cost of sales	2,165	2,889	6,852	7,672

Sales and marketing	5,889	9,765	19,742	27,069
Research and development	3,669	5,409	12,578	14,808
General and administrative	5,479	6,760	14,128	15,522

Stock-based compensation expense in operating expenses	15,037	21,934	46,448	57,399

Total stock-based compensation expense	$17,202	$24,823	$53,300	$65,071